                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 11, 2007

                               BCSB BANKCORP, INC.
                               -------------------
             (Exact Name of Registrant as Specified in Its Charter)


       UNITED STATES                       0-24589              52-2108333
       -------------                       -------              ----------
(State or other jurisdiction of          (Commission          (IRS Employer
incorporation or organization)           File Number)        Identification No.)

            4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND 21236
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (410) 256-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS.
                  ------------

         On October 11, 2007, the shareholders of BCSB Bankcorp, Inc. (the "Company") and the depositors of Baltimore County Savings Bank, F.S.B. approved the conversion of Baltimore County Savings Bank, F.S.B. from the mutual holding company form of organization to the stock form of organization. For more information, reference is made to the Company's press release dated October 12, 2007, a copy of which is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------

         (d)      Exhibits

                  Number            Description
                  ------            -----------

                  99.1              Press Release Dated October 12, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: October 15, 2007                 By: /s/ Joseph J. Bouffard
                                           -------------------------------------
                                           Joseph J. Bouffard
                                           President and Chief Executive Officer